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                                                                   Exhibit 99.C2



                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated February 24, 2004 in the Registration Statement of Equity Opportunity Trust, Special Situations Series 10.



                                    /s/ Ernst & Young LLP
                                    -------------------------------
                                    ERNST & YOUNG LLP


New York, New York
February 24, 2004